Exhibit 10.6



                 THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE
             SECURITIES ACT OF 1933, AS AMENDED, OR THE BLUE SKY LAW
                 OF ANY STATE. TRANSFER OR SALE OF THIS WARRANT
                   SHALL NOT BE MADE EXCEPT IN ACCORDANCE WITH
                                THE TERMS HEREOF.


           WARRANT TO PURCHASE ONE HUNDRED SEVENTY THOUSAND (170,000)
               SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE,
                            OF GREENBRIAR CORPORATION

         THIS CERTIFIES THAT for $1,700 and for services rendered and good and valuable consideration received, Richard D. Morgan or any subsequent holder (hereinafter called the "Holder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase from Greenbriar Corporation, a Nevada corporation (the "Company"), all or any part of One Thousand Seven Hundred Thousand (170,000) fully paid and nonassessable shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), at an exercise price of Three and 58/100 Dollars ($3.58) per share (the "Exercise Price"). The Company is subject to a special covenant contained in an Acquisition Agreement dated October 12, 2004 (the "Acquisition Agreement") requiring presentation of a transaction to the Company's stockholders, together with a mandatory exchange of a series of Preferred Stock for Common Stock (all the "Transaction"). If stockholder approval of the Transaction does not occur, the holders of the series of Preferred Stock have an opportunity exercisable from October 1, 2005, until September 30, 2006 to rescind the Transaction (the "Recission").

i. Term; Warrant Purchase Price. Subject to the terms and conditions hereof, this Warrant shall be exercisable in whole or in part from time to time, from 9:00 A.M. local Dallas, Texas time, on the day following the date of the stockholder approval of the Transaction to and until 3:00 p.m., local Dallas, Texas time, on October 31, 2009 (the "Exercisable Term"); prior to the date of stockholder approval of the Transaction, this Warrant shall not be exercisable. The Company hereby acknowledges receipt from Holder and its acceptance of $1,700 ($0.01 per share of Common Stock covered hereby) of adequate consideration for the issuance of this Warrant to Holder (the "Warrant Purchase Price"), which amount shall be applied against and in reduction of the Exercise Price per share at the time of first exercise of part or all of this Warrant. Notwithstanding any other provision of this Warrant, if stockholder approval of the Transaction does not occur prior to October 1, 2005, and if Recission does occur, this Warrant shall on such date of Recission become null and void by its terms and all rights of Holder to exercise this Warrant shall expire. If stockholder approval of the Transaction does occur, the Company and Holder shall execute an acknowledgment of that fact which shall be attached to this Warrant to evidence its continued effectiveness.

ii. Exercise. This Warrant may be exercised by the Holder as to the whole at any time, or in part from time to time, during the Exercisable Term hereof set forth in paragraph 1 above (but not as to a fractional share of Common Stock): by completing the Subscription Form, a copy of which is attached hereto and made a part hereof (which written notice and subscription shall [i] state the election to exercise the Warrant and the number of shares in respect to which it is being exercised and [ii] be signed by the person so exercising the Warrant on behalf of the Holder), and delivering such Subscription Form to the Secretary of the Company; by presenting and surrendering this Warrant, duly endorsed, at the principal executive office of the Company in the city and state where then located; by delivery to the Company of an investment letter as set forth in paragraph 14(b) hereof and upon payment to the Company of the amount of the Exercise Price for shares so purchased either by
         (i) delivering to the Company, by check or by wire transfer, an amount equal to the Exercise Price per Share, multiplied by the number of Shares then being purchased, or (ii) by indicating in the notice of exercise form that the Exercise Price should be paid by deducting from the number of Shares to be received by the exercising Holder that number of Shares which has an aggregate Specified Value (as defined herein) on the date of exercise equal to the aggregate Exercise Price for all Shares then being purchased (a "Net Exercise"). "Specified Value" per Share at any date shall be the fair market value of such Share as determined in good faith by the Board of Directors of the Company. Thereupon this Warrant shall be deemed to have been exercised in whole or in part and the Holder exercising the same shall become a holder of record of shares of Common Stock purchased hereunder, and certificates for such shares so purchased shall be delivered to the purchaser within a reasonable time after this Warrant shall have been exercised. If this Warrant shall be exercised in respect of only a part of the shares of Common Stock covered hereby, the Holder shall be entitled to receive a similar warrant of like tenor and date covering the number of shares in respect of which this Warrant shall not have been exercised. No fractional shares of Common Stock shall be issued hereunder.

iii. Transferability. Subject to the terms and conditions hereof, this Warrant may be assigned by Holder to any assignee with or without consideration; provided, however, that except for transfers or assignments by will or the laws of descent and distribution, no partial assignment of this Warrant shall be made and any transfer of this Warrant shall be made only with respect to all of the shares of Common Stock covered hereby or with respect to which this Warrant shall then be exercisable. No assignment of this Warrant shall be effective as against the Company unless and until the Company and Holder shall have received from such assignee an investment letter in form and content as set forth in paragraph 14(c) hereof, and in any event, satisfactory in form and content to Company and Company's counsel, the Company shall have been notified in writing, in a manner satisfactory to the Company, and as set forth in paragraph 16 hereof, by Holder and assignee of the fact of such assignment and the Company shall have prepared and sent to assignee in exchange hereof, a new warrant of like tenor and date to this Warrant, specifying assignee as the new holder thereof, the Company shall have received from the Holder or his assignee funds sufficient to pay any applicable transfer tax, and Holder and/or assignee shall have complied with any such other directions, instructions and requests, if any, as may be reasonably made or given by Company in order to satisfy Company as to the validity and legality of such assignment. Any such new Warrant issued will bear the same or similar legends as does this Warrant and will be subject to the investment and transfer restrictions stated herein.

iv. Substitution. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the Holder a new warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder. Any such new Warrant executed and delivered shall constitute only the same contractual obligation on the part of the Company as this Warrant.

v. Company Actions. The existence of this Warrant shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

vi. Recapitalization. The shares with respect to which this Warrant is issued are shares of Common Stock as presently constituted on the date of this Warrant, but if, and whenever, prior to the delivery by the Company of any of the shares of the Common Stock with respect to which this Warrant is issued, the Company shall effect a subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend, or other increase or decrease of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to and purchasable under this Warrant shall be proportionately increased, and the Exercise Price payable per share shall be proportionately reduced (but not below the par value $0.01 per share); and conversely in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to and purchasable under this Warrant shall be proportionately reduced, and the Exercise Price payable per share shall be proportionately increased. Any dividend paid or distributed upon the Common Stock in any class of stock or any securities of the Company convertible into or exchangeable for shares of Common Stock of the Company shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion or exchange thereof.

vii. Effect of Merger or Consolidation. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, Holder shall, without any change in, or payment in addition to, the Exercise Price, be entitled upon any exercise of this Warrant to receive (subject to any required action by shareholders) in lieu of the number of shares as to which this Warrant shall then be so exercisable, the number and class of shares of stock or other securities, or the amount of cash, property or assets to which the Holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation the Holder had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares of Common Stock of the Company covered by the then unexercised portion of this Warrant. In the event of any merger or consolidation to which the Company is a party in which the Company is not the surviving corporation:

         1) the Company, prior to consummation, shall take all steps necessary to assure that all provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, to any securities or other consideration so deliverable on exercise of this Warrant,

         2) prior to consummation, the successor corporation shall have assumed the obligations of this paragraph and this Warrant by written instrument executed and delivered to the Holder at its address on the books of the Corporation, and

         3) the Holder shall be entitled to receive, upon notice of exercise, in lieu of the number of shares as to which this Warrant shall then be so exercisable immediately prior to such merger or consolidation, the number and class of shares of stock or other securities, or the amount of cash, property or assets of the surviving corporation to which the Holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation the Holder had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares of Common Stock covered by the then unexercised portion of this Warrant.

viii. Nonadjustment. Except as herein expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Warrant.

ix. Computation of Adjustment. Upon the occurrence of each event requiring an adjustment of the Exercise Price and the number of shares purchasable pursuant to this Warrant in accordance with, and as required by, the terms hereof, the Company shall mail forthwith to Holder a copy of its computation of such adjustment which shall be conclusive and shall be binding upon Holder unless contested by Holder by written notice to the Company within ninety (90) days after receipt thereof by Holder.

x.       Record Dates, Etc. In case:

         (i) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off or distribution of the Company's assets; or

         (ii) of any classification, reclassification or other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or

         (iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

and in any such case, the Company shall mail to Holder, at least fifteen (15) days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to participate in said dividend, distribution or rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

xi. Liquidation, Dissolution. In case the Company shall at any time while this Warrant or any portion hereof shall remain unexpired and unexercised, sell all or substantially all its property or dissolve, liquidate or wind up its affairs, the Holder may thereafter receive upon exercise hereof in lieu of each share of Common Stock of the Company which Holder would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company. In the event that the Company shall at any time prior to the expiration of this Warrant make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Exercise Price then in effect shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

xii. Company Performance. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions hereof, and in the taking of all other legally available action which may be necessary in order to protect the rights of the Holder against dilution, subject to the terms hereof. Without limiting the generality of the foregoing, the Company agrees that it will not establish a par value for shares of its Common Stock above the Exercise Price then in effect, and that, before taking any action which would cause an adjustment reducing the Exercise Price hereunder below the then par value of the shares of Common Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of its Common Stock at the Exercise Price as so adjusted.

xiii.    Covenants and Representations of the Company.

         (i) All shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue.

         (ii) The Company hereby agrees that at all times there shall be authorized and reserved for issuance a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         (iii) So long as any Common Stock of the Company is listed on the American Stock Exchange or any other national securities exchange, the Company shall use its best lawful efforts to list on such exchange, upon official notice of issuance upon the exercise of this Warrant, and to maintain the listing of, all shares of Common Stock issuable upon the exercise of the Warrant; and the Company will use its best efforts to so list on the American Stock Exchange or any such other national securities exchange, and to maintain such listing of any other securities of the Company which may be acquired upon exercise of this Warrant, if so adjusted or modified pursuant to the terms of paragraph 7 hereof.

xiv.     Covenants and Representations of the Holder.

         (i) The Holder of this Warrant understands that neither this Warrant nor the underlying shares have been registered under the Securities Act of 1933 or any applicable securities laws of any state. The Holder of this Warrant hereby represents and warrants that this Warrant is being acquired by him solely with a view to investment and not to distribution or resale.

         (ii) This Warrant or the shares of Common Stock issuable on exercise hereof or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this Warrant or such Warrant Shares may be legally transferred without registration and with the delivery of a current
                  Prospectus under the Securities Act of 1933 with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this paragraph 14 with respect to any resale or other disposition of such securities.

         (iii) Upon the exercise of all or any part of this Warrant, the Holder of this Warrant shall represent and warrant to the Company that Holder is acquiring the shares issuable pursuant to such exercise for investment and not with a view to distribution or resale and, as evidence of such representation and warranty, the Holder agrees that Holder will execute an investment letter, satisfactory to counsel for the Company, which will state, in part, that Holder will not distribute, sell or otherwise transfer such shares without having obtained an opinion of counsel satisfactory to the Company that any such transfer will not violate the Securities Act of 1933 or any applicable state securities law. The Holder agrees and understands that each certificate representing such shares of Common Stock or any other security issued or issuable upon the exercise of this Warrant not theretofore distributed to the public pursuant to a Registration Statement will bear the following legend to enforce such restrictions unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'ACT') AND ARE 'RESTRICTED SECURITIES' AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

         (iv) Upon the transfer and assignment of this Warrant as set forth in paragraph 3 hereof, the new holder of this Warrant shall represent and warrant to the Company that he is acquiring the Warrant (and the underlying shares issuable pursuant to any exercise thereof) for investment and not with a view to distribution or resale and, as evidence of such representation and warranty, the new holder will execute an investment letter, satisfactory to counsel for the Company, which will state, in part, that he will not distribute, sell or otherwise transfer such warrant (or underlying shares) without having satisfied the Company that any such transfer will not violate the Securities Act of 1933 or any applicable state securities law. Any such new warrant issued will bear such legends as the Company deems appropriate to enforce such restrictions.

xv. Taxes. The Company shall pay all transfer taxes arising from the issuance to Holder of this Warrant and the issuance to Holder of shares upon the exercise of this Warrant.

xvi. Notices. All notices relating to this Warrant shall be in writing and delivered against receipt or sent by registered mail. All notices to the Company shall be addressed to its principal office in Dallas County, Texas. All notices to the Holder of this Warrant shall be to his last known address as shown on records of the Company. Each notice under this Warrant shall be deemed to have been effectively given when mailed by registered mail or when delivered against receipt to the proper address.

xvii. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share determined as follows:

         (i) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or, if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

         (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

         (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount not less than the book value determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

xviii. Modification. The terms and provisions of this Warrant cannot be changed or modified in any way except by an instrument in writing and signed by the parties.

xix. Benefits of Warrant. This Warrant shall inure to the benefit of and be binding upon each and any successor of the Company and the successors of the Holder.

xx. Shareholders' Rights and Registration. Until the valid exercise of this Warrant, the Holder hereof shall not be entitled to any rights of a shareholder of Common Stock by virtue of this Warrant; but immediately upon the valid exercise of this Warrant and upon payment as provided herein, the Holder hereof shall be deemed a record holder of the Common Stock.

xxi. Violation of Law. Notwithstanding any of the provisions hereof, Holder hereby agrees that he will not exercise this Warrant, and that the Company will not be obligated to issue any shares to the Holder hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the Holder or the Company of any provision of any law or regulation of any governmental authority. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Warrant or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority unless the Holder otherwise possesses contractual rights to cause the Company to do so.

xxii. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada.

         Dated:  October 20, 2004.

ATTEST:                                            GREENBRIAR CORPORATION.


/s/ Oscar Smith                                    By  /s/ Gene S. Bertcher
---------------------------                          ---------------------------
Oscar Smith, Secretary                               Gene S. Bertcher, President



ADDRESS OF HOLDER:                                   HOLDER:


                                                      /s/ Richard D. Morgan
---------------------------                          ---------------------------
                                                     Richard D. Morgan
---------------------------

---------------------------
                            (facsimile)
---------------------------

                                SUBSCRIPTION FORM

                                                     Dated: ____________________

            (To be executed and completely filled in upon partial or
                     full exercise of the attached Warrant)

TO:      Greenbriar Corporation

         The undersigned registered Holder of the within Warrant irrevocably exercises the attached Warrant and for purchases ________________ Shares of Common Stock of Greenbriar Corporation (the "Company") and either (check one):

         o        herewith   makes   payment   therefore   in  the   amount   of
                  $_____________, all at the price and on the terms and conditions specified in the attached Warrant

         o elects to make a Net Exercise as defined and on the terms and conditions specified in the attached Warrant.

The undersigned registered Holder of the attached Warrant requests that a certificate for the Shares of Common Stock of the Company hereby purchased to be issued in accordance with the "Instructions for Registration of Stock" below and delivered to the person designated and, if such Shares of Common Stock do not include all the Shares of Common Stock issuable as provided in the attached Warrant, that a new Warrant of like tenor for the number of Shares of Common Stock of the Company not being purchased hereunder be issued in the name of the Holder.



                                    z___________________________________________
                                    Signature




                     INSTRUCTIONS FOR REGISTRATION OF STOCK

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name____________________________________________________________________________
                  (please typewrite or print in block letters)

Address_________________________________________________________________________

________________________________________________________________________________


Signature_______________________________________________________________________

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto:

Name____________________________________________________________________________
         (please typewrite or print in block letters)

Address_________________________________________________________________________

________________________________________________________________________________


the right to purchase the Common Stock represented by Warrant No. _______ issued by __________________________ to the extent of _________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint attorney to transfer the same on the books of the Company with full power of substitution in the premises.



Dated:__________________________           Signature____________________________